UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2023

___________________________

CNS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Nevada	001-39126	82-2318545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Loop South, Suite 900

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 946-9185

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CNSP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2023, the Board of Directors of CNS Pharmaceuticals, Inc. (the “Company”) adopted the Amended and Restated Bylaws of CNS Pharmaceuticals, Inc. (as amended and restated, the “Bylaws”), effective on such date. Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the Bylaws. The changes to the Bylaws include the following:

Section 2.03 – Clarifies the ability of the Company to hold meetings of stockholders by remote communication as contemplated by Chapter 78 of the Nevada Revised Statutes (“NRS”).

Section 2.08 – Reduced the number of shares of Company stock required to constitute a quorum at a meeting of stockholders from a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, to one-third of the shares issued and outstanding and entitled to vote, present in person or represented by proxy.

Section 2.09 – Clarified the vote required for approval of matters presented to stockholders at a meeting at which a quorum is present shall be the number of votes cast in favor of the action exceeding the number of votes cast against the action (excluding abstentions and broker non-votes) on such matter. Directors shall be elected by a plurality of the votes cast at any duly called or convened meeting of stockholders at which a quorum is present.

Section 2.12 – Provides that no action required or permitted to be taken by the stockholders may be effected by any consent in writing in lieu of a meeting.

Section 2.14 – Provides that, unless otherwise required by law, no nominating person shall solicit proxies in support of director nominees other than the Company’s board of directors’ nominees unless such nominating person has complied with Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended.

Section 3.06 – Clarifies the methods by which the Company’s board of directors may conduct meetings.

Section 3.14 – Provides that, except as otherwise provided in the NRS, any director or one or more of the incumbent directors may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote.

Article IV – Clarified that the chairperson of the board of directors need not be an officer of the Company, and simplified the description of the roles of the officers of the Company.

In addition, certain non-substantive language and conforming changes, other technical edits and updates consistent with the NRS were made to the Bylaws. The foregoing summary of the changes effectuated by the amendment and restatement of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Amended and Restated Bylaws of CNS Pharmaceuticals, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Pharmaceuticals, Inc.

	By:	/s/ Chris Downs
Chris Downs
Chief Financial Officer

Dated: August 15, 2023

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